Exhibit 99.2

Second Quarter 2022 Results and Outlook July 28, 2022 Leading the CLEAN ENERGY TRANSFORMATION

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS E nergy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward - looking statements should be read in conjunction with “FO RWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as upda ted in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’ s “ FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important fa cto rs that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Ene rgy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances af ter the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

3 Investment Thesis . . . . . . is simple, clean and lean. Infrastructure Renewal Constructive Legislation Strong Cash Flow & Balance Sheet Clean Energy Leader Diversified Service Territory Nearly two decades of industry - leading financial performance Affordable Prices Industry - leading net zero commitments Excellence through the Top - tier regulatory jurisdiction a Premium total shareholder r eturn 6% to 8% adjusted EPS growth + ~3% dividend yield Presentation endnotes are included after the appendix.

4 Michigan Regulatory Environment . . . . . . remains top - tier. Supportive Energy Law • Timely recovery of investments x Forward - looking test years x 10 - month rate cases x Earn authorized ROEs x Monthly fuel adjustment trackers (PSCR/GCR) • Supportive incentives x Constructive ROEs x 10.7% ROE for RPS x EE incentive (~$ 50 M/yr) x FCM adder on PPAs • Appointed Commissioners 7 10 17 11 6 5 4 3 2 1 1 Top - Tier Regulatory Jurisdiction a Michigan 2013 - present Presentation endnotes are included after the appendix.

5 Our Clean Energy Transformation . . . <20% Campbell 1&2 2015 2021 Today 2025 Exit Coal by 2025… …While Ensuring Reliability <10% Campbell 1 – 3 retirement; Regulatory asset treatment ~0% . . . eliminates coal and supports growth while improving reliability . Presentation endnotes are included after the appendix. Classic 7 retirement and Karn 1&2 retirement • Purchase ~ 1.2 GW of existing gas capacity (Covert) • RFP 700 MW of PPAs (500 MW of dispatchable resources) • Maintain ~1.2 GW of peaking capacity through 2031 ( Karn 3&4) • Ongoing Energy Efficiency and Demand Response efforts • Add 8 GW of solar and >0.5 GW of battery storage by 2040 (Coal % PP&E a ) 2 <2%

6 Commentary Amount Confidence in the Outlook . . . . . . with opportunities for upside. Q2 2022 Results Adjusted EPS Dividend Per Share (DPS) Paid $0.53 $0.46 Ahead of plan Consistent growth Adjusted EPS Guidance Annual DPS $2.85 – $2.89 $1.84 Premium growth Up 10¢ vs. 2021 Adjusted EPS Growth DPS Growth 5 - yr Capital Plan +6% to +8% +6% to +8% $14.3B Toward the high end Committed to growth Excludes IRP upside Long - term Outlook 2022 Outlook

7 2022 Adjusted EPS . . . . . . managing through COVID - 19 risks. . . . i s well positioned for the second half of the year. First Half 9 ¢ Six Months To - Go 11¢ – 15 ¢ Presentation endnotes are included after the appendix. 2021 Weather Rates & Investment Customer Initiatives Usage, Enterprises, Tax & Other Normal Weather Rates & Investment Cost Savings & Normalized Storms Usage, Enterprises, Tax & Other 2022 $2.85 – $2.89 16¢ $2.65 3 ¢ (3)¢ (1)¢ 10¢ (24)¢ – (28)¢ (7)¢ 30¢ First Half $1 .73 First Half $ 1.64 2021 2022 Reported EPS $1.82 $1.71 Adjustments a (0.18) 0.02 Adjusted EPS a $ 1.64 $ 1.73 First Half EPS Results x Base rates set for 2022 x

8 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Constructive return on regulated investment • Supportive regulatory environment • Lower business risk Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Mar. 2022 A1 P - 2 Stable Baa2 Baa3 Stable May 2022 A+ F - 2 Stable BBB BB+ Stable Mar. 2022 S&P Moody’s Fitch . . . at solid investment - grade levels. x x x

9 2022 Plan ($M) Consumers Energy: First Mortgage Bonds $800 CMS Energy: Hybrid / Continuous Preferred None Planned Equity -- Retirements (incl. term loans): Consumers Energy -- CMS Energy -- Existing Facilities $850M (Jun - 2024) $550M (Jun - 2024) $250M (Nov - 2023) Consumers Energy CMS Energy Financings 2022 Planned Financings . . . . . . fund customer investment and provide ample liquidity. Presentation endnotes are included after the appendix. $56M Contracted > $2 ½ B a of net liquidity

10 Recession Industry - Leading Financial Performance . . . . . . for nearly two decades, regardless of co nditions . 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022+ Future Recession Adjusted EPS a Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Hot Summer Warm winter Mild summer Cold winter Summer - less Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb Warm Dec Warm winter Warm winter Hot summer Storms Hot Summer Storms Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Garrick Rochow Recession / Pandemic Presentation endnotes are included after the appendix.

11 11 Q&A Thank You!

12 12 Appendix

13 2022 Michigan’s Strong Regulatory Construct . . . Gas . . . ensures forward - looking visibility. 2021 Integrated Resource Plan (IRP) Electric Dec. 22 nd : Final Order $59M a 9.9% ROE U - 20963 x Q1 2023: Expected Final Order Jun. 30 th : Filed IRP U - 21090 x Filed Dec. 1 st : Updated $233M 10.25% ROE U - 21148 x Presentation endnotes are included after the appendix. Gas stay - out - Amortization of gas tax benefits c in 2021 of ~$35M and 2022 of ~$75M Apr. 28 th : Filed $272M b 10.25% ROE U - 21224 x Jun. 23 rd : Settlement Approved IRP U - 21090 x Jul. 7 th Settlement Approved $170M, 9.9% ROE (Oct. 1 st ) U - 21224 x Gas

14 Utility Sales Continue to Recover . . . . . . w ith supportive economic backdrop in Michigan . Weather - Normalized Electric Deliveries a Residential Commercial Industrial Total (0.6) % 3.1% 2.9% b 1.5% b Presentation endnotes are included after the appendix. (YTD 2022 vs. YTD 2021) Economic Development Electric Customers Gas Customers ~1% ~1% (5 - Yr Avg. Customer Count) Residential Customer Growth 2016 – 2021 2016 2017 2018 2019 2020 2021 105 MW 126 MW 75 MW 45 MW 101 MW 69 MW Attracted > 500 MW of new or expanding business to our service territory since 2015 • $1B of state incentives • New energy intensive economic development rate Policy Support

15 2022 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~304 Bcf ) + + 1% 1 + + ( ¢) 7 3 + + ($M) 27 13 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + + 10 bps 10 + + 2 1 + + 8 5 Interest Rates + 25 bps 1 1 Effective Tax Rate (10%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 2½¢ (1% Full Year in Volume) 2022 Adj. EPS Sensitivities Gas ½ ~½ ~½ Impact Electric ~$6½/ Month ($10/MWh) Electric PSCR Residential Bill Sensitivity Impact Gas ($1/Mcf) Gas Price Residential Bill Sensitivity ~$7½/ Month <

De-risking Inflationary Pressures . . .

CMS ENERGY

Near-term Risk Mitigation

Global Risks	Countermeasures
Labor	✓ Executed 5-yr union contracts in 2020 (>40% unionized) ✓ 95% non-union retention rate[a]
Materials	✓ Manageable supply chain risk ✓ ~90% of material costs capitalized ✓ Modular solar build-out
Commodities	✓ Owned generation hedges market volatility ✓ Manageable power supply costs ✓ Leverage gas storage assets

Episodic Cost Savings

Year	Event	Savings
2022	Palisades retirement	>$90M
2023	Karn 1&2 coal unit retirements (adj. O&M savings[b])	$30M
2025	MCV contract change	>$60M
2025	Campbell coal unit retirements (adj. O&M savings[b])	>$60M

>$200M identified future cost savings

PLUS CE WAY PRODUCTIVITY

Presentation endnotes are included after the appendix.

. . . with opportunities for near- and long-term savings.

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Key IRP Components[a] . . .

Renewables & Storage	
Solar	4.5 GW by 2030, ~8.0 GW by 2040
Battery	>0.5 GW by 2040 (75 MW beginning in 2024)
Wind	~0.8 GW pre-2025 (approved via RPS)
Customer Programs	By 2030
Energy Efficiency	~1.1 GW
Demand Response	>0.7 GW
Conservation Voltage Reduction	>0.1 GW
Coal	
Karn 1&2	~0.5 GW retired in 2023 (securitized)
Campbell 1-3	~1.4 GW retired in 2025 (reg. asset at 9% ROE)
Natural Gas & Peaking Units	
Zeeland & Jackson	~1.5 GW (owned & continued operations)
Covert	~1.2 GW acquired in 2023
Karn 3&4	~1.2 GW retired in 2031
Other	
Future PPAs	~0.7 GW in 2025 (0.5 GW dispatchable)

Delivering Across the Triple Bottom Line

- ✓ Accelerate decarbonization
- ✓ Exit coal operations in 2025
- ✓ Reliable, affordable, capital upside
- ✓ Expanded clean energy investment

Presentation endnotes are included after the appendix.

. . . ensure reliability, resilience <u>and</u> affordability.

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18 18 Endnotes

Presentation Endnotes

CMS ENERGY

Slide 3: [a]UBS Research, 2022 state rankings and D.C.

Slide 4: [a]UBS Research, 2018 - 2022 state rankings and D.C.; Barclays Research, 2013 – 2017 state rankings and D.C.

Slide 5: [a]PP&E associated with coal based on calendar year; Today refers to 2Q2022 or ~$2.3B of coal assets less $678M securitization for Karn 1&2 and ~$1.3B regulatory asset treatment for Campbell 1-3 assets as a percent of total utility PP&E of $20,581M; 2025 assumes year-end total remaining utility coal assets of ~$300M are fully depreciated

Slide 7: [a]See GAAP reconciliation on slide 21

Slide 9: [a]Includes available revolvers, unrestricted cash and term loan at Consumers Energy executed in July 2022; excludes restricted cash

Slide 10: [a]Excludes discontinued operations

Slide 13: [a]Excludes $27M of lower depreciation expense previously approved and includes revised MPSC order approving ~$5M of depreciation expense in March of 2022 [b]$272M request includes $6M surcharge for the recovery of distribution investments made in 2021 that exceeded what was authorized in rates [c]Rate relief equivalent

Slide 14: [a]YTD 2022 over YTD 2021 change in GWh, excludes ROA and other [b]Excludes one large, low-margin industrial customer

Slide 15: [a]Reflects 2022 sales forecast; weather-normalized

Slide 16: [a]Consumers Energy, non-union employees, average 3-yr retention rate [b]Excludes potential fuel savings

Slide 17: [a]Capacity references are in nameplate

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20 20 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income available t o c ommon stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring cos ts, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments recognized in net income related t o CMS Enterprises’ interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate th e impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providi ng reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in under sta nding our business results, rather than as a substitute for the reported earnings.

21 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited ) Net Income Available to Common Stockholders $ 145 $ 176 $ 496 $ 525 Reconciling items: Disposal of discontinued operations (gain) loss * 5 (5) 5 Tax impact (*) (1) 1 (1) Discontinued operations income - (30) - (73) Tax impact - 8 - 17 Other exclusions from adjusted earnings** (*) * (1) (1) Tax impact * (*) * * Voluntary separation program 11 - 11 - Tax impact (3) - (3) - Adjusted net income – non-GAAP $ 153 $ 158 $ 499 $ 472 Average Common Shares Outstanding Diluted 290.1 289.4 290.0 289.3 Diluted Earnings Per Average Common Share Reported net income per share $ 0.50 $ 0.61 $ 1.71 $ 1.82 Reconciling items: Disposal of discontinued operations (gain) loss * 0.02 (0.01) 0.02 Tax impact (*) (0.01) * (0.01) Discontinued operations income - (0.10) - (0.25) Tax impact - 0.03 - 0.06 Other exclusions from adjusted earnings** (*) * (*) (*) Tax impact * (*) * * Voluntary separation program 0.04 - 0.04 - Tax impact (0.01) - (0.01) - Adjusted net income per share – non-GAAP $ 0.53 $ 0.55 $ 1.73 $ 1.64 * Less than $0.5 million or $0.01 per share. **Includes restructuring costs and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises' interest expense. Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to CMS Enterprises’ interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. In Millions, Except Per Share Amounts Three Months Ended Six Months Ended 6/30/22 6/30/21 6/30/22 6/30/21

22 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited ) Net Income Available to Common Stockholders $ 351 $ 145 Reconciling items: Electric utility and gas utility - 11 Tax impact - (3) Enterprises (1) (*) Tax impact * * Corporate interest and other - * Tax impact - (*) Disposal of discontinued operations (gain) loss (5) * Tax impact 1 (*) Adjusted Net Income – Non-GAAP $ 346 $ 153 Average Common Shares Outstanding – Diluted 289.9 290.1 Diluted Earnings Per Average Common Share $ 1.21 $ 0.50 Reconciling items: Electric utility and gas utility - 0.04 Tax impact - (0.01) Enterprises (*) (*) Tax impact * * Corporate interest and other - * Tax impact - (*) Disposal of discontinued operations (gain) loss (0.01) * Tax impact * (*) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.20 $ 0.53 Net Income Available to Common Stockholders $ 349 $ 176 $ 186 $ 637 Reconciling items: Electric utility and gas utility - - - 29 Tax impact - - - (7) Enterprises (1) * (*) * Tax impact * (*) * (*) Corporate interest and other - (*) - * Tax impact - * - (*) Disposal of discontinued operations (gain) loss - 5 3 (665) Tax impact - (1) (1) 145 Discontinued operations income (43) (30) (42) - Tax impact 9 8 10 - Adjusted Net Income – Non-GAAP $ 314 $ 158 $ 156 $ 139 Average Common Shares Outstanding – Diluted 289.1 289.4 289.6 289.7 Diluted Earnings Per Average Common Share $ 1.21 $ 0.61 $ 0.64 $ 2.20 Reconciling items: Electric utility and gas utility - - - 0.10 Tax impact - - - (0.03) Enterprises (*) * (*) * Tax impact * (*) * (*) Corporate interest and other - (*) - * Tax impact - * - (*) Disposal of discontinued operations (gain) loss - 0.02 0.01 (2.30) Tax impact - (0.01) (*) 0.50 Discontinued operations income (0.15) (0.10) (0.14) - Tax impact 0.03 0.03 0.03 - Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.09 $ 0.55 $ 0.54 $ 0.47 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts 2022 1Q 2Q In Millions, Except Per Share Amounts 2021 1Q 2Q 3Q 4Q